UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 4, 2007
                                  -------------


                     NATIONAL PATENT DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        333-118568              13-4005439
--------------------------------------------------------------------------------
(State or Other Jurisdiction of    (Commission File Number)  (IRS Employer
         Incorporation)                                   Identification Number)

777 Westchester Avenue, White Plains, New York                   10604
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

          Registrant's telephone number, including area code   (914) 249-9700


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations of Financial Condition.

On April 4, 2007, Five Star Products, Inc., a majority owned subsidiary of National Patent Development Corporation, issued a press release reporting earnings and other financial results for its fourth quarter and 12 months ended December 31, 2006 and the approval on April 3, 2007 by the U.S. Bankruptcy Court for the District of Massachusetts of Five Star's acquisition of substantially all the assets of Right-Way Distributor Warehouse, Inc. A copy of the press release is attached and is being furnished as Exhibit 99.

Item 9.01.    Financial Statements and Exhibits.

        (d)   Exhibits.

              99 Press Release of Five Star Products, Inc., dated April 4, 2007

                                             SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL PATENT DEVELOPMENT CORPORATION


Date:    April 4, 2007                  John Belknap
                                        Vice President

                                  EXHIBIT INDEX



Exhibit No.                   Title



   99           Press Release of Five Star Products, Inc. dated April 4, 2007